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                                   Exhibit 4.1


                         ARIZONA PUBLIC SERVICE COMPANY
               (formerly Central Arizona Light and Power Company)

                                       TO

                              THE BANK OF NEW YORK


                                      As trustee under Central Arizona Light and
                                        Power Company's Mortgage and Deed of
                                        Trust, Dated as of July 1, 1946.



                                 ---------------


                       Fifty-fourth Supplemental Indenture


                                 ---------------



                          Dated as of November 15, 1996


                       This Mortgage covers real property,
                         personal property and chattels.



              This instrument and the above-mentioned Mortgage and Deed of Trust contain after-acquired property provisions.



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
                       FIFTY-FOURTH SUPPLEMENTAL INDENTURE

                                 ---------------

         INDENTURE, dated as of the 15th day of November, 1996, made and entered into by and between ARIZONA PUBLIC SERVICE COMPANY, a corporation of the State of Arizona, the principal place of business and mailing address of which is 400 North Fifth Street, Phoenix, Arizona 85004 (hereinafter sometimes called the Company), party of the first part, and THE BANK OF NEW YORK, a New York banking corporation, the mailing address of which is 101 Barclay Street, 21st Floor West, New York, New York 10286 (hereinafter sometimes called the Trustee), party of the second part, as Trustee under the Mortgage and Deed of Trust, dated as of July 1, 1946 (hereinafter called the Mortgage), which Mortgage was executed and delivered by the Company under its former name, Central Arizona Light and Power Company, to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which said Mortgage is hereby made, this Indenture (hereinafter called the Fifty-fourth Supplemental Indenture) being supplemental thereto;

         WHEREAS, said Mortgage was recorded and filed in Counties in the State of Arizona as follows:

                                                                                             Filed and Abstracted
                                                    Recorded as Real Mortgage                as Chattel Mortgage
                                                -----------------------------------         ---------------------
                                                                                              Chattel
                                                  Date         Book or                        Mortgage
                       County                   Recorded       Docket          Page             Book         Page
                       ------                   --------       ------          ----         ------------     ----
         Apache...........................       7-28-50          16              1               9           154
         Cochise..........................        2-3-53          80             28              19           292
         Coconino.........................       1-20-53          39              1              10           286
         Gila.............................       1-17-53          32             84              17           __
         Graham...........................       12-3-63          92             87              15           223
         Maricopa.........................        8-6-46         408            163              92           204
         Mohave...........................      11-13-57          28             68              12            13
         Navajo...........................      10-14-49          31            483              16           521
         Pima.............................       1-24-53         558            351              14           __
         Pinal............................      10-25-52          68             31              12           591
         Yavapai..........................        8-7-46          79              1              12           223
         Yuma.............................        8-1-47          58            173              21           265

and in Counties in the State of New Mexico as follows:

         McKinley.........................       5-31-61          36            153               4           295
         San Juan.........................       1-31-61         472            140               (No. 72441)


the copy recorded in Yuma County, Arizona also being effective for La Paz County, Arizona, formed on December 31, 1982; and copies of said Mortgage were filed with the office of the Bureau of Indian Affairs at Window Rock, Arizona, and with the Navajo Tribe of Indians at Window Rock, Arizona, and in the offices of the Secretary of State and the State Land Department of the State of Arizona (all the said counties and the said offices above referred to being herein referred to as "jurisdictions"); and

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the Lien of the Mortgage any property thereafter acquired, made or constructed and intended to be subject to the Lien thereof; and

         WHEREAS, the Company has executed and delivered to the Trustee fifty-three indentures supplemental to the Mortgage (hereinafter respectively called the First through the Fifty-third Supplemental Indentures) dated as of December 1, 1947, April 1, 1949, February 1, 1950, December 1, 1950, February 1, 1953, November 1, 1953, March 1, 1954, October 1, 1957, March 1, 1959, November 1, 1961, June 1, 1962, December 1, 1962, September 1, 1963, September 1, 1967,
April 1, 1970, March 15, 1972,  April 1, 1974,  February 15, 1975, June 1, 1975,
November 15, 1975, April 15, 1977,  January 15, 1978, March 1, 1979, October 15,
1979, May 15, 1980,  February 2, 1982, April 15, 1982, July 1, 1983, October 15,
1983, June 15, 1984,  January 15, 1985, May 1, 1985,  June 1, 1985,  November 1,
1985,  January 15, 1986,  March 1, 1986, May 1, 1986,  February 1, 1987, June 1,
1987,  November 15, 1987, April 1, 1989,  February 15, 1990, May 15, 1990, April
15, 1991,  December 15, 1991,  January 15, 1992,  March 1, 1992,  June 15, 1992,
February 1, 1993, August 1, 1993, August 1, 1993, September 15, 1993, and March 1, 1994, each of which has been or will be recorded or filed in, or a recording or filing is or will be effective with respect to, each jurisdiction referred to above; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented and amended, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as heretofore supplemented and amended, bonds of a series entitled and designated First Mortgage Bonds, 2 3/4% Series due 1976 (hereinafter called the bonds of the First Series), in the aggregate principal amount of Eight Million Five Hundred Thousand Dollars ($8,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3 1/8% Series due 1977 (hereinafter called the bonds of the Second Series), in the aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3% Series due 1979 (hereinafter called the bonds of the Third Series), in the aggregate principal  amount  of Four  Million  Dollars  ($4,000,000);  bonds  of a  series entitled and designated First Mortgage Bonds, 2 3/4% Series due 1980 (hereinafter called the bonds of the Fourth Series), in the aggregate principal amount of Five Million Dollars ($5,000,000); bonds of a series entitled and designated First Mortgage Bonds, 2 7/8% Series due 1980 (hereinafter called the bonds of the Fifth Series), in the aggregate principal amount of Six Million Dollars ($6,000,000); bonds of a series entitled and designated First Mortgage Bonds, 3 1/2% Series due 1983 (hereinafter called the bonds of the Sixth Series), in the aggregate principal amount of Fourteen Million Five Hundred Thousand Dollars ($14,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3 1/2% Series due November 1, 1983 (hereinafter called the bonds of the Seventh Series), in the aggregate principal amount of Five Million Seven Hundred Twenty-three Thousand Dollars ($5,723,000); bonds of a series entitled and designated First Mortgage Bonds, 3 1/4% Series due 1984 (hereinafter called the bonds of the Eighth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5 1/8% Series due 1987 (hereinafter called the bonds of the Ninth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.70% Series due 1989 (hereinafter called the bonds of the Tenth Series), in the aggregate principal amount of Twenty Million Dollars ($20,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.80% Series due 1991
(hereinafter called the bonds of the Eleventh Series), in the aggregate principal amount of Thirty-five Million Dollars ($35,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.45% Series due 1992 (hereinafter called the bonds of the Twelfth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.40% Series due 1992 (hereinafter called the bonds of the Thirteenth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.50% Series due 1993 (hereinafter called the bonds of the Fourteenth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.25% Series due 1997 (hereinafter called the bonds of the Fifteenth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 8.50% Series due 1975 (hereinafter called the bonds of the Sixteenth
Series), in the aggregate principal amount of Thirty Million Dollars ($30,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7.45% Series due 2002 (hereinafter called the bonds of the Seventeenth Series), in the aggregate principal amount of Sixty Million Dollars ($60,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.20% Series due 2004 (hereinafter called the bonds of the Eighteenth Series), in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.50% Series due 1982 (hereinafter called the bonds of the Nineteenth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.80% Series due 1980 (hereinafter called the bonds of the Twentieth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10.625% Series due 2000 (hereinafter called the bonds of the Twenty-first Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.45% Series A due 2007 (hereinafter called the bonds of the Twenty-second Series), in the aggregate principal amount of Thirteen Million Dollars ($13,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.45% Series B due 2007 (hereinafter called the bonds of the Twenty-third Series), in the aggregate principal amount of Thirty Million Dollars ($30,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6% Series A due 2008 (hereinafter called the bonds of the Twenty-fourth Series), in the aggregate principal amount of Thirty-four Million Dollars ($34,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.95% Series due 2004 (hereinafter called the bonds of the Twenty-fifth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12 1/8% Series due 2009 (hereinafter called the bonds of the Twenty-sixth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12 7/8% Series due 2000 (hereinafter called the bonds of the Twenty-seventh Series), in the aggregate principal amount of One Hundred Eighty-five Million Dollars ($185,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 3/8% Series due 1985 (hereinafter called the bonds of the Twenty-eighth Series), in the aggregate principal amount of Sixty Million Two Hundred Fifty Thousand Dollars ($60,250,000); bonds of a series entitled and designated First Mortgage Bonds, 16% Series due 1992 (hereinafter called the bonds of the Twenty-ninth Series), in the aggregate principal amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12 3/4% Series due 2013 (hereinafter called the bonds of the Thirtieth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 13 1/2% Series due 2013 (hereinafter called the bonds of the Thirty- first Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 15% Series due 1994 (hereinafter called the bonds of the Thirty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12% Series due 1995 (hereinafter called the bonds of the
Thirty-third Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 13 1/4% Series due 2007 (hereinafter called the bonds of the Thirty-fourth Series), in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11 1/2% Series due 2015 (hereinafter called the bonds of the Thirty-fifth Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11 1/2% Series due November 1, 2015 (hereinafter called the bonds of the  Thirty-sixth  Series),  in the aggregate  principal  amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11% Series due 2016 (hereinafter called the bonds of the Thirty-seventh Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9 1/4% Series due 1996 (hereinafter called the bonds of the Thirty-eighth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 1996 (hereinafter called the bonds of the Thirty-ninth Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 2017 (hereinafter called the bonds of the Fortieth Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9 7/8% Series due 1997 (hereinafter called the bonds of the Forty-first Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 3/4% Series due 2017 (hereinafter called the bonds of the Forty-second Series), in the aggregate principal amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 3/4% Series due 2019 (hereinafter called the bonds of the Forty-third Series), in the aggregate principal amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 1/4% Series due 2000 (hereinafter called the bonds of the Forty-fourth Series), in the aggregate principal amount of One
Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 1/4% Series due 2020 (hereinafter called the bonds of the Forty-fifth Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9 1/2% Series due 2021 (hereinafter called the bonds of the Forty-sixth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 2021 (hereinafter called the bonds of the Forty-seventh Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7 1/8% Series due 1997, in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000), and bonds of a series entitled and designated First Mortgage Bonds, 8 3/4% Series due 2024, in the aggregate principal amount of One Hundred Seventy-five Million
Dollars ($175,000,000) (hereinafter collectively called the bonds of the Forty-eighth Series); bonds of a series entitled and designated First Mortgage Bonds, 7 5/8% Series due 1998, in the aggregate principal amount of One Hundred Million Dollars ($100,000,000), and bonds of a series entitled and designated First Mortgage Bonds, 8 1/8% Series due 2002, in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000) (hereinafter collectively called the bonds of the Forty-ninth Series); bonds of a series entitled and designated First Mortgage Bonds, 7 5/8% Series due 1999 (hereinafter called the bonds of the Fiftieth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 8% Series due 2025 (hereinafter called the bonds of the Fifty-first Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7 1/4% Series due 2023 (hereinafter called the bonds of the Fifty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage

Bonds, 5 7/8% Series due 2028 (hereinafter called bonds of the Fifty-third Series), in the aggregate principal amount of Twelve Million Eight Hundred Fifty Thousand Dollars ($12,850,000); bonds of a series entitled and designated First Mortgage Bonds, 5 7/8% Series due 2028 (hereinafter called bonds of the Fifty-fourth Series), in the aggregate principal amount of One Hundred Forty-one Million One Hundred Fifty Thousand Dollars ($141,150,000); bonds of a series entitled and designated First Mortgage Bonds, 5 1/2% Series due 2028 (hereinafter called bonds of the Fifty- fifth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5 3/4% Series due 2000 (hereinafter called bonds of the Fifty-sixth Series) in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); and bonds of a series entitled and designated First Mortgage Bonds, 6 5/8% Series due 2004 (hereinafter called bonds of the Fifty-seventh Series) in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); and

         WHEREAS, said The Bank of New York, by an instrument in writing, effective on the opening of business on September 29, 1995, succeeded to Bank of America National Trust and Savings Association as Trustee under the Mortgage; and, pursuant to Section 104 of the Mortgage, The Bank of New York is the successor Trustee under the Mortgage; and

         WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than bonds of the First Series) issued thereunder shall be established by Resolution of the Board of Directors of the Company and that the form of each series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the Lien of the Mortgage shall be situated; and

         WHEREAS, the Company now desires to create a new series of bonds to be issued under and pursuant to the Mortgage in accordance with the provisions of
Article VI thereof, and to add to its covenants and agreements contained in the Mortgage, as heretofore supplemented and amended, certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage, as heretofore supplemented and amended; and

         WHEREAS, the Company has agreed to issue One Hundred Million Dollars ($100,000,000) in aggregate principal amount of its 6-3/4% Senior Notes Due 2006 (the "Senior Notes Due 2006") pursuant to the provisions of the Indenture dated as of November 15, 1996 (the "Senior Note Indenture"), between the Company and The Bank of New York, as trustee (said trustee or any successor trustee under the Senior Note Indenture being hereinafter referred to as the "Senior Note Trustee"), as supplemented by the First

Supplemental Indenture, dated as of November 15, 1996, between the Company and the Senior Note Trustee; and

         WHEREAS, in order to secure the Company's obligation to pay principal, premium, if any, and interest on the Senior Notes Due 2006 prior to the Release Date (as hereinafter defined), the Company desires to provide for the issuance under the Mortgage to the Senior Note Trustee of a new series of bonds designated "First Mortgage Bonds, Senior Note Series A," having the same rate of interest, interest payment dates, maturity date and redemption provisions and in the same aggregate principal amount as the Senior Notes Due 2006; and

         WHEREAS, the execution and delivery by the Company of this Fifty-fourth Supplemental Indenture, and the terms of the bonds of the Fifty-eighth Series hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors;

         NOW THEREFORE, THIS INDENTURE WITNESSETH: That Arizona Public Service Company, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustee and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time heretofore, herewith or hereafter issued under the Mortgage, according to their tenor and effect, and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modifications made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto The Bank of New York, as Trustee under the Mortgage, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all the properties of the Company described in the Mortgage, as heretofore supplemented and amended (except any properties which have been released from the Lien of the Mortgage), and all the properties specifically described in Article IV hereof.

         Also all other property, real, personal and mixed, of the kind or nature specifically mentioned in Article IV hereof or of any other kind or nature (except any herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted and except any which may not lawfully be mortgaged or pledged hereunder), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Fifty-fourth Supplemental Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to public or private property, real or personal, or the occupancy of such property and (except as herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted) all the right, title and interest the Company may now have or hereafter acquire in and to any and all property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented and amended, described.

         TOGETHER WITH all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforementioned property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforementioned property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage and to the extent permitted by law, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted, shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the Lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Fifty-fourth Supplemental Indenture and from the Lien and operation of the Mortgage, viz.: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; construction equipment acquired for temporary use; all aircraft, tractors, rolling stock, trolley coaches, buses, motor coaches, automobiles, motor trucks and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; all timber, minerals, mineral rights and royalties and all Natural Gas and Oil Production Property, as defined in Section 4 of the Mortgage; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may be or become subject to the Lien of the Mortgage; (5) electric energy, gas, steam, ice and other materials or products generated, manufactured, produced, purchased or acquired by the Company for sale, distribution or use in the ordinary course of its business; and (6) the Company's franchise to be a corporation; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto The Bank of New York, the Trustee, and its successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented and amended.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as supplemented and amended, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage and had been specifically and at length described in and conveyed to said Trustee by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:


                                   ARTICLE I.
                          FIFTY-EIGHTH SERIES OF BONDS.

         SECTION 1. There shall be a series of bonds designated "First Mortgage Bonds, Senior Note Series A" (hereinafter sometimes referred to as the "Fifty-eighth Series" or the "Senior Note Series A Bonds"), limited to the aggregate principal amount of $100,000,000, each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter specified in this Supplemental Indenture. Bonds of the Fifty-eighth Series shall be dated as provided in Section 10 of the Mortgage; shall mature, subject to the provisions for prior redemption hereinafter set forth, on November 15, 2006; shall be issued as fully registered bonds in denominations of One Thousand Dollars or any integral multiple thereof, and shall be registered in the name of the Senior Note Trustee; and shall bear interest from November 15, 1996 or from the most recent Interest Payment Date (as defined below) to which interest has been paid at the rate of 6-3/4% per annum (calculated on the basis of a 360-day year of twelve 30-day months), payable on May 15 and November 15 of each year (each an "Interest Payment Date"), commencing May 15, 1997, to the holders thereof of record on the May 1 or November 1, as the case may be, next preceding such Interest Payment Date (subject to the provisions of Section 12 of the Mortgage concerning legal holidays and bank closings), and the principal of and interest on, and premium or other amounts, if any, payable upon redemption of, each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as, at the time of payment, is legal tender for public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the registration books of the Company.

         The Company's obligation to make payments with respect to the principal, premium and/or interest on the Senior Note Series A Bonds shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the corresponding amount of principal of, premium, if any, and/or interest then due on the Senior Notes Due 2006 shall have been fully or partially paid, as the case may be, or there shall have been deposited with the Senior Note Trustee pursuant to Section 501,
Section 1103, Section 1205 or Article Fourteen of the Senior Note Indenture trust funds sufficient under the provisions of said Sections and Article to fully or partially pay, as the case may be, the corresponding amount of principal, premium, if any, and/or interest then due on the Senior Notes Due 2006.

         SECTION 2. Upon payment of the principal of, premium, if any, and interest due on the Senior Notes Due 2006, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Section 501 or Section 1402 of the Senior
Note Indenture, Senior Note Series A Bonds in a principal amount equal to the principal amount of Senior Notes Due 2006 so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Senior Note Series A Bonds shall be surrendered to and cancelled by the Trustee. From and after such date as all bonds issued under the Mortgage (other than Senior Note First Mortgage Bonds, as such term is defined in the Senior Note Indenture) have been retired through payment, redemption, or otherwise at, before or after maturity thereof (the "Release Date"), the Senior Note Series A Bonds shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the Senior Note Series A Bonds shall be surrendered to and cancelled by the Trustee.

         SECTION 3. At the option of the registered owner, any bonds of the Fifty-eighth Series, upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, together with a written instrument of transfer, if required by the Company or by the Trustee, duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate principal amount of bonds in registered form of the same series of other authorized denominations without payment of any sum other than taxes or other governmental charges.

         Bonds of the Fifty-eighth Series shall be transferable (subject to the provisions of Section 12 of the Mortgage) at said office or agency of the Company without payment of any sum other than taxes or other governmental charges.

                                   ARTICLE II.
                    REDEMPTION OF SENIOR NOTE SERIES A BONDS

         The Senior Note Series A Bonds shall be redeemed, in whole or in part, from time to time, on the date on which a corresponding principal amount of Senior Notes Due 2006 are redeemed as provided in the Senior Note Indenture upon the Senior Note Trustee's notification of the Trustee of such redemption, at a redemption price equal to the redemption price of such Senior Notes Due 2006 being so redeemed. Any such notice shall be received by the Trustee no later than 5 days prior to any redemption date fixed for the Senior Note Series A Bonds to be redeemed and shall specify the principal amount of such Senior Note Series A Bonds to be redeemed, the redemption date, and the amount of accrued interest and premium, if any, to be paid thereon. The Company shall deposit in trust with the Trustee on the redemption date an amount of money sufficient to pay the principal amount including accrued interest, if any, and premium, if any, on the Senior Note Series A Bonds to be redeemed. Upon presentation to the Trustee of any Senior Note Series A Bonds by the Senior Note Trustee for payment, such Senior Note Series A Bonds so presented shall be redeemed and paid in full.

         In the event the principal of all Senior Notes Due 2006 is declared due and payable or becomes automatically due and payable pursuant to Section 602 of the Senior Note Indenture, upon the filing with the Trustee of a written demand for the acceleration of the payment of principal of all Senior Note Series A Bonds, the payment of principal on all Senior Note Series A Bonds shall become immediately due and payable and the Trustee shall provide to the Senior Note Trustee an irrevocable, valid and unconditional notice of the acceleeration of all Senior Note Series A Bonds.

         Redemption of the Senior Note Series A Bonds shall be effected, without further notice by the Company to the Trustee, by the payment by the Company of the applicable redemption price specified in this Article II at the place specified for payment of principal of and interest on such bonds.

         The Senior Note Series A Bonds will not be subject to prepayment or redemption prior to maturity except as provided herein, notwithstanding the provisions of Section 39 or Section 64 of the Mortgage, or with "Proceeds of Released Property," as defined in the Mortgage.

         The Senior Note Series A Bonds will not be subject to any sinking fund.

         The Company covenants and agrees that, prior to Release Date, it will not take any action (except as required by this Article II hereof) that would cause the outstanding principal amount of the Senior Note Series A Bonds to be less than the then outstanding principal amount of the Senior Notes Due 2006.


                                  ARTICLE III.
             REPLACEMENT FUND PROVISIONS -- OTHER RELATED PROVISIONS OF THE MORTGAGE -- DIVIDEND COVENANT -- RECORD DATES --
                              AUTHENTICATING AGENT.

         SECTION 4. The Company covenants that the provisions of Section 39 of the Mortgage, which were to remain in effect so long as any bonds of the First Series remained Outstanding, shall remain in full force and effect so long as any bonds of the Thirty-fourth, Forty-third, Forty-fourth, Forty-fifth, Forth-sixth, Forty-seventh, Forty-eighth, Forty-ninth, Fiftieth, Fifty-first, Fifty-second, Fifty-third, Fifty-fourth, Fifty-fifth, Fifty-sixth , Fifty-seventh, or Fifty-eighth Series are Outstanding.

         Clause (d) of subsection (II) of Section 4 of the Mortgage, as heretofore amended, clause (6) and clause (e) of Section 5 of the Mortgage, as heretofore amended, and Section 29 of the Mortgage, as heretofore amended, are hereby further amended by inserting therein the words "and Fifty-eighth Series" after the words "bonds of the First Series and Second Series and Third Series and Fourth Series and Fifth Series and Sixth Series and Seventh Series and Eighth Series and Ninth Series and Tenth Series and Eleventh Series and Twelfth Series and Thirteenth Series and Fourteenth Series and Fifteenth Series and Sixteenth Series and Seventeenth Series and Eighteenth Series and Nineteenth Series and Twentieth Series and Twenty-first Series and Twenty-second Series and Twenty-third Series and Twenty-fourth Series and Twenty- fifth Series and
Twenty-sixth Series and Twenty-seventh Series and Twenty- eighth Series and Twenty-ninth Series and Thirtieth Series and Thirty-first Series and
Thirty-second Series and Thirty-third Series and Thirty-fourth Series and Thirty-fifth Series and Thirty-sixth Series and Thirty-seventh Series and Thirty-eighth Series and Thirty-ninth Series and Fortieth Series and Forty-first Series and Forty-second Series and Forty-third Series and Forty-fourth Series and Forty-fifth Series and Forty-sixth Series and Forty- seventh Series and Forty-eighth Series and Forty-ninth Series and Fiftieth Series and Fifty-first Series and Fifty-second Series and Fifty-third Series and Fifty-fourth Series and Fifty-fifth Series and Fifty-sixth Series and Fifty-seventh Series" each time such words occur therein.

         Clause (e) of subsection (II) of Section 4 of the Mortgage, as heretofore amended, is hereby further amended by the insertion therein after the words "and Fifty-seventh" the words "and Fifty-eighth."

         The last paragraph of Section 12 of the Mortgage, as heretofore amended, the last paragraph of Section 17 of the Mortgage, as heretofore amended, and the last paragraph of Section 110 of the Mortgage, as heretofore amended, are hereby amended by inserting therein the words "or the Fifty-eighth Series" after the words "Fifty-seventh Series" each time such words occur therein..


                                   ARTICLE IV.
                            MISCELLANEOUS PROVISIONS.

         SECTION 5. The terms defined in the Mortgage, as supplemented and amended, shall, for all purposes of this Fifty-fourth Supplemental Indenture, have the meanings specified therein, except that the term "Mortgage" shall mean only the original Mortgage and Deed of Trust, dated as of July 1, 1946; the term "Mortgage, as heretofore supplemented and amended" shall mean the Mortgage, as supplemented and amended by the First through Fifty-third Supplemental Indentures hereinabove referred to; and the term "Mortgage, as supplemented and amended," shall mean the Mortgage, as supplemented and amended by the First through Fifty-third Supplemental Indentures hereinabove referred to and as supplemented and amended by this Fifty-fourth Supplemental Indenture and any future supplemental indentures.

         SECTION 6. The Trustee hereby accepts the trusts herein declared, provided, created, supplemented or amended and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented and amended, set forth and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifty-fourth Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVII of the Mortgage shall apply to and form part of this Fifty-fourth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Fifty-fourth Supplemental Indenture.

         SECTION 7. Whenever in this Fifty-fourth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Fifty-fourth Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 8. Nothing in this Fifty-fourth Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Fifty-fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fifty-fourth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto and of the holders of the bonds Outstanding under the Mortgage.

         SECTION 9. This Fifty-fourth Supplemental Indenture may be executed simultaneously in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


                                   ARTICLE V.
                        SPECIFIC DESCRIPTION OF PROPERTY.

         SECTION 10.  CERTAIN REAL PROPERTY LOCATED IN:

                                 MARICOPA COUNTY

                                    Arrowhead

THAT CERTAIN PARCEL OF LAND situated in the Southeast quarter of Section 23, Township 4 north, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the D.L.M.  Brass Cap that marks the South Quarter  corner of said
Section 23:
THENCE North 89 degrees, 58 minutes, 00 seconds, East, along the South line of said Section 23, a distance of 490.00 feet:
THENCE North 0 degrees, 02 minutes, 29 seconds, West a distance of 70.00 feet, to the Southwesterly corner of said parcel of land and the TRUE POINT OF BEGINNING.
THENCE  continuing North 0 degrees,  02 minutes,  29 seconds West, a distance of
250.00 feet:
THENCE North 89 degrees, 58 minutes, 00 seconds, East a distance of 250.00 feet:
THENCE South 0 degrees, 02 minutes, 29 seconds, East a distance of 250.00 feet:
THENCE South 89 degrees, 58 minutes, 00 seconds, West a distance of 250.00 feet, and to the TRUE POINT OF BEGINNING

                    Covenant Regarding Right Of First Refusal

                Grantee agrees that Grantor shall have a right of first refusal for the subject property should Grantee ever decide it will not need the property for its stated purpose for the location of an electrical distribution substation: Provided however, that the term of this right of first refusal shall be effective for a period of five (5) years from the date of recordation of this deed (the date of close of escrow), all as set forth in that certain addendum to escrow instructions dated October 13, 1994, Lawyers Title of Arizona, Inc., Escrow No. 352361, executed by Grantor and Grantee as Seller and Buyer respectively.

                                  NAVAJO COUNTY

                      Cholla Generating Station - Met Tower

PARCEL ONE:
-----------

THAT CERTAIN PARCEL OF LAND situated in the Northwest quarter of Section 16, Township 18 North, Range 19 East of the Gila and Salt River Base and Meridian, Navajo County, Arizona, being more particularly described as follows:

COMMENCING  at the 1 inch  iron pipe that  marks  the  Northeast  corner of said
Section 16, from whence the Southeast corner of said Section 16 bears south 00 degrees 11 minutes 36 seconds East, 5302.45 feet distant.
         Thence South 56 degrees 53 minutes 48 seconds West a distance of 3249.26 feet to a 3/4 inch Rebar tagged L.S. 16292 and the TRUE POINT OF BEGINNING.
         Thence North 02 degrees 36 minutes 10 seconds East a distance of 150 feet to a 3/4 inch Rebar tagged L.S. 16292.
         Thence North 87 degrees 23 minutes 50 seconds West a distance of 60 feet to a 3/4 inch Rebar tagged L.S. 16292.
         Thence South 02 degrees 36 minutes 10 seconds West a distance of 150 feet to a 3/4 inch Rebar tagged L.S. 16292.
         Thence South 87 degrees 23 minutes 50 seconds East a distance of 60 feet to a 3/4 inch Rebar tagged L.S. 16292 and the TRUE POINT OF BEGINNING.

PARCEL TWO:
-----------

A 25 foot wide ingress/egress, and public utility easement, said easement being more particularly described as lying 12.5 feet on each side of the following described centerline.

COMMENCING at the Southeast corner of the above described parcel of land a 3/4 inch Rebar tagged L.S. 16292.
         Thence North 02 degrees 36 minutes 10 seconds East along the east line of said parcel a distance of 31.5 feet.
         Thence South 87 degrees 23 minutes 50 seconds East a distance of 12.5 feet to the TRUE POINT OF BEGINNING.
         Thence South 02 degrees 36 minutes 10 seconds West a distance of 31 feet.
         Thence South 01 degrees 59 minutes 33 seconds East a distance of 255.46 feet more or less to a POINT OF TERMINATION on the North line of Fourth North Avenue.

PARCEL THREE:
-------------

A six (6) foot wide electric easement lying 3 feet on each side of the following described centerline.

COMMENCING at the Southeast corner of said parcel being a 3/4 inch Rebar tagged L.S. 16292.
Thence North 02 degrees 36 minutes 10 seconds East along the east line of said parcel a distance of 31.5 feet.
         Thence South 87 degrees 23 minutes 50 seconds East a distance of 3 feet to the POINT OF BEGINNING.
         Thence North 02 degrees 36 minutes 10 seconds East a distance of 43.5 feet to the POINT OF TERMINATION.

                  Cholla Generating Station - Common Facilities

That certain parcel of land situated in the Southwest quarter of Section 30, Township 18 North, Range 20 East of the Gila and Salt River Base and Meridian, Navajo County, Arizona, being more particularly described as follows:

COMMENCING at the 2 1/2 inch capped pipe that marks the Southwest corner of said
Section 30, from whence the 2 1/2 inch capped pipe that marks the Northwest corner of said Section 30 bears North 0 degrees 35 minutes 35 seconds West (Basis of Bearings) 5328.02 feet distant;

         thence North 0 degrees 35 minutes 35 seconds West along the West line of said Section 30 a distance of 2066.33 feet to a point on the Southerly right of way line of Interstate 40:

         thence South 49 degrees 52 minutes 46 seconds East along said Southerly right of way line of Interstate 40 a distance of 434.23 to a 5/8 inch rebar and the TRUE POINT OF BEGINNING:

         thence South 49 degrees 52 minutes 46 seconds East along said Southerly right of way line of Interstate 40 a distance of 984.02 feet to a 5/8 inch rebar;

         thence south 45 degrees 19 minutes 07 seconds West a distance of 360.77 feet to a 5/8 inch rebar;

         thence North 42 degrees 09 minutes 18 seconds West a distance of 1032.15 feet to a 5/8 inch rebar;

         thence North 58 degrees 04 minutes 11 seconds East a distance of 231.84 feet to a 5/8 inch rebar and the TRUE POINT OF BEGINNING.

Together with a roadway easement for ingress and egress 15 feet in width, 7.5 feet on each side of the following described centerline;

COMMENCING at the Southwest corner of said Section 30;
         thence North 88 degrees 27 minutes 16 seconds East along the South line of said Section 30 a distance of 2066.41 feet to the Arizona Department of Transportation brass cap that marks a point 290.28 feet right of I-40 Eastbound station 1356+70;
         thence North 02 degrees 52 minutes West a distance of 55.5 feet to a point on the Southerly right of way line of Interstate 40 and the TRUE POINT OF BEGINNING:;
         thence North 86 degrees 55 minutes 35 seconds West a distance of 779.24 feet;
         thence North 10 degrees 42 minutes 02 seconds West a distance of 374.77 feet;
         thence North 52 degrees 06 minutes 27 seconds West a distance of 237.04 feet;
         thence North 59 degrees 34 minutes 00 seconds West a distance of 145.25 feet;
         thence North 45 degrees 21 minutes 58 seconds West a distance of 180.23 feet;
         thence North 09 degrees 38 minutes 02 seconds East a distance of 57.22 feet to a POINT OF TERMINATION on the Southerly line of the previously described property and from whence the Southeasterly corner of said property, a 5/8 inch rebar bears South 42 degrees 09 minutes 18 seconds East a distance of 33.41 feet;

And together with an easement for drainage purposes 30 feet in width, being more particularly described as follows:

COMMENCING at the Northwesterly property corner of the previously described parcel, a 5/8 inch rebar and the TRUE POINT OF BEGINNING;
         thence North 49 degrees 52 minutes 46 seconds West along the Southerly right of way line of Interstate 40 a distance of 137.5 feet;
         thence South 40 degrees 07 minutes 14 seconds West a distance of 30.0 feet;
         thence South 49 degrees 52 minutes 46 seconds East a distance of 127.78 feet;
         thence North 58 degrees 04 minutes 11 seconds East a distance of 31.53 feet to the TRUE POINT OF BEGINNING.

EXCEPT all coal and other minerals as reserved in Patent recorded in Docket 207, Page 403.

                                 COCONINO COUNTY

                            Prescott Service Center A

That portion of Sheldon Street of the Original Townsite of Prescott as recorded in Book 4 of Maps, and Plats, Page 22 on file at the Office of the Yavapai County Recorder, Yavapai County, Arizona, more particularly described as follows:

Commencing at the intersection of the Westerly right-of-way of Granite Street and the Southerly right-of-way of Sheldon Street, said intersection point also being the Northeast corner of Lot 1, Block "A" of said original Townsite;
Thence West (assumed bearing) along the Southerly right-of-way of said Sheldon Street, 209.12 feet to the TRUE POINT OF BEGINNING of this description;
Thence continuing West along the said Southerly  right-of-way of Sheldon Street,
124.12 feet to the intersection of the said Southerly right-of-way of Sheldon Street and the Easterly right-of-way of McCormick Street in said block "A"; Thence North, 66.25 feet to the intersection of the Northerly right-of-way of said Sheldon Street and the Northerly prolongation of the Easterly right-of-way of McCormick Street;
Thence East along the  Northerly  right-of-way  of said Sheldon  Street,  124.12 feet;
Thence South, 66.25 feet to the TRUE POINT OF BEGINNING.

                            Prescott Service Center B

That part of Lot 7, Section 33, Township 14 North, Range 2 West of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

COMMENCING  at that  certain  point from whence the one  quarter  corner of said
Section 33 and Section 34 bears North 60' 11" East a distance of 2571.65 feet; thence North 0(degree) 46' 43" East, a distance of 130 feet to a point;
thence South 89(degree) 13' 17" East, a distance of 180 feet to a point;
thence North 0(degree) 46' 43" East, a distance of 75 feet to a point;
thence South 89(degree) 13'17" East, a distance of 160 feet to a point;
thence North 0(degree) 46' 43" East a distance of 150 feet to the TRUE POINT OF BEGINNING;
thence North 56(degree) 00' East 48.2 feet to a corner of the property described in instrument recorded in Book 158 of Deeds, page 389, records of Yavapai County, Arizona;

thence along the Westerly boundary line of property described in instrument recorded in Book 158 of Deeds, page 389, records of Yavapai County, Arizona, over the following courses:

         East  13.0  feet to a point;
         North  5(degree)  00' East 32.0 feet to a point;
         North 85(degree) 00' West 16.0 feet to a point;
         North 4(degree) 01' East 25.7 feet to a point;
         North  59(degree) 14' East to the point of intersection

with the Southerly boundary line or the Easterly extension thereof of Bashford Addition First Subdivision, accord to Book 2 of Maps, page 94, records of Yavapai County, Arizona;
thence Westerly along the said Southerly line and the Easterly extension thereof of said Bashford Addition First Subdivision to the point of intersection with the Easterly line of property described in instrument recorded in Book 19 of Deeds, page 575, records of Yavapai County, Arizona;

thence Southerly along the said Easterly line of property described in instrument recorded in Book 19 of Deeds, page 575, records of Yavapai County, Arizona, to the point of intersection with the Northerly boundary line of property described in Parcel 3 of instrument recorded in Book 193 of Deeds, page 46, records of Yavapai County, Arizona;
thence North 89(degree) 13' 17" West along said Northerly boundary line a distance of 325 feet;
thence North 0(degree) 46' 43" East, a distance of 20 feet to a point;
thence south 89(degree) 13' 17" East, a distance of 160 feet to the TRUE POINT OF BEGINNING.

                                    Valle Sub

Lot 422, GRAND CANYON SUBDIVISION UNIT TEN, according to Case 2 MAP 162, records of Coconino County, Arizona

EXCEPT oil, gas and minerals as reserved in Deed recorded in Docket 1741, page 277, records of Coconino county, Arizona.

         SECTION 11. THE ELECTRIC SUBSTATIONS OF THE COMPANY, including all buildings, structures, towers, poles, all equipment, appliances and devices for transforming, converting and distributing electric energy, and all land owned by the Company upon which the same are situated, and all of the Company's easements, rights of way, rights, machinery, equipment, appliances, devices, licenses and supplies forming a part of said substations, or any of them, including additions and improvements to any of the foregoing, or used or enjoyed or capable of being used or enjoyed in conjunction with any thereof, including, without limitation, the following substations:

         Name                Location                   County and State
         ----                --------                   ----------------

         Wild Burro          New River                  Maricopa County, Arizona
         San Luis            Yuma                       Yuma County, Arizona
         Bonneybrook         Florence                   Pinal County, Arizona
         Coyote Springs      Prescott Valley            Yavapai County, Arizona
         Litchfield          Litchfield Park            Maricopa County, Arizona
         Bald Mountain       Prescott Valley            Yavapai County, Arizona
         Woody Mountain      Flagstaff                  Coconino County, Arizona
         Thompson Peak       Scottsdale                 Maricopa County, Arizona
         Desert Ridge        Scottsdale                 Maricopa County, Arizona
         Yavapai             Chino Valley               Yavapai County, Arizona
         Shea                Scottsdale                 Maricopa County, Arizona

         SECTION 12. Additions, extensions and improvements to THE ELECTRIC TRANSMISSION SYSTEMS of the Company including, among other things, 8.5 miles of 69kV from Bald Mountain to Dewey and 2.0 miles of 69kV from Bell to Skunk Creek Tie.

         SECTION 13. Additions, extensions and improvements to THE ELECTRIC DISTRIBUTION SYSTEMS of the Company, including the construction of additional facilities throughout the Company's service area, as well as extension of residential and downtown underground distribution facilities, including associated distribution equipment such as voltage regulators, capacitor banks, sectionalizing equipment, transformers, street lighting systems, meters and services, including reconstruction and improvements to provide efficient Company operation.

         IN WITNESS WHEREOF, ARIZONA PUBLIC SERVICE COMPANY, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President, one of its Vice Presidents, or its Treasurer, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries or Associate Secretaries for and in its behalf, in the City of Phoenix, Arizona, and THE BANK OF NEW YORK, party hereto of the second part, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be attested by one of its Assistant Vice Presidents or Assistant Treasurers for and in its behalf, in the City of New York, New York, all as of the 15th day of November, 1996.

                                                  ARIZONA PUBLIC SERVICE COMPANY

                                                   Nancy E. Newquist
                                                  ------------------------------
                                                            Treasurer

Attest:

Betsy A. Pregulman
---------------------------------------
           Associate Secretary

Executed, sealed and delivered by
   ARIZONA PUBLIC SERVICE COMPANY
   in the presence of:

Michael P. Hennigan
---------------------------------------
Brenda Kucharek
---------------------------------------


                                                            [SEAL]

                                                THE BANK OF NEW YORK, As Trustee
                                                  Walter N. Gitlin
                                                 ------------------------------
                                                  Vice President


Attest:
Robert E. Patterson
---------------------------------------
Assistant Vice President

Executed, sealed and delivered by
    THE BANK OF NEW YORK in the
    presence of:
Jocelyn Lynch
---------------------------------------
Kathleen Boyle
---------------------------------------

                                                            [SEAL]

STATE OF ARIZONA           )
                           )  ss.:
COUNTY OF MARICOPA         )

         On this 21st day of November, 1996, before me, Maria R. Marrs, the undersigned officer, personally appeared Nancy E. Newquist, who acknowledged herself to be the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that she, as such Treasurer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as Treasurer.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal.

                                            Maria R. Marrs
                                          --------------------------------------
                                                     Notary Public

                                          My Commission Expires  July 21, 1998
                                                               -----------------
[SEAL]

STATE OF ARIZONA           )
                           )  ss.:
COUNTY OF MARICOPA         )

         On this 21st day of November, 1996, before me, Maria R. Marrs, the undersigned officer, personally came Nancy E. Newquist, to me known, who being by me duly sworn, did depose and say that she resides in Phoenix, Arizona, that she is the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, the corporation described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal.


                                             Maria R. Marrs
                                          --------------------------------------
                                                     Notary Public

                                          My Commission Expires  July 21, 1998
                                                               -----------------
[SEAL]

STATE OF ARIZONA           )
                           ) ss.:
COUNTY OF MARICOPA         )

         This instrument was acknowledged before me on November 21, 1996 by Nancy E. Newquist and Betsy A. Pregulman as Treasurer and Associate Secretary, respectively, of ARIZONA PUBLIC SERVICE COMPANY.

                                           Maria R. Marrs
                                          --------------------------------------
                                                     Notary Public

                                          My Commission Expires  July 21, 1998
                                                               -----------------
[SEAL]

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF NEW YORK        )

         On this 20th day of November, 1996, before me, William J. Cassels, Notary Public in and for the County and State aforesaid, residing therein, duly commissioned and sworn, personally appeared Walter N. Gitlin, known to me to be a Vice President of THE BANK OF NEW YORK, New York banking corporation, which executed the within instrument, and Robert E. Patterson known to me to be an Assistant Vice President of The Bank of New York, who being by me duly sworn, acknowledged before me that the seal affixed to said instrument is the corporate seal of The Bank of New York, that they, being authorized so to do, executed the within instrument on behalf of The Bank of New York by authority of its board of directors, and that said instrument is the free act and deed of The Bank of New York for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           William J.  Cassels
                                          --------------------------------------
                                                     Notary Public

                                          My Commission Expires  May 16, 1998
                                                               -----------------

[SEAL]


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         This instrument was acknowledged before me on November 20, 1996 by Walter N. Gitlin and Robert E. Patterson as Vice President and Assistant Vice President, respectively, of THE BANK OF NEW YORK.


                                           William J.  Cassels
                                          --------------------------------------
                                                     Notary Public

                                          My Commission Expires  May 16, 1998
                                                               -----------------

[SEAL]
                                       20